Exhibit 10.1

EXECUTION COPY

AGREEMENT AND AMENDMENT (this “Agreement”) dated as of October 29, 2008 among SUNGARD FUNDING LLC, a Delaware limited liability company (the “Borrower”), SUNGARD FINANCING LLC, a Delaware limited liability company, FINANCIAL GUARANTY INSURANCE COMPANY, (the “Insurer”), JPMORGAN CHASE BANK, N.A. (the “Administrative Agent”), CITICORP NORTH AMERICA, INC., DEUTSCHE BANK AG, NEW YORK BRANCH, FALCON ASSET SECURITIZATION LLC, CHARTA, LLC, and NANTUCKET FUNDING CORP., LLC.

PRELIMINARY STATEMENT

Reference is made to the Insured Receivables Credit Agreement (the “Credit Agreement”) dated as of August 11, 2005, by and among the Borrower, the Administrative Agent, the Lenders and Funding Agents Party thereto, and the Insurer, as amended or modified from time to time. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

ARTICLE I

AGREEMENTS

SECTION 1.01 Standstill Agreement. The Committed Lenders hereby covenant and agree that from the date of this Agreement until the Settlement Date occurring in December 2008 (such period, the “Extended Standstill Period”), they shall not, without the consent of the Borrower, cause the Administrative Agent to return the Policy to the Insurer for cancellation as a result of the Insurer failing to maintain a long-term debt rating of BBB+ by Standard and Poor’s Rating Services or Baa1 by Moody’s Investor’s Service. The Borrower hereby acknowledges and agrees that the failure of the Administrative Agent or the Committed Lenders to assert any claim or demand or to enforce any right or remedy under the provisions of the Credit Agreement, the Policy or any Transaction Document, including the failure of the Committed Lenders to cause the Administrative Agent to return the Policy to the Insurer for cancellation as a result of the Insurer failing to maintain a long-term debt rating of BBB+ by Standard and Poor’s Rating Services or Baa1 by Moody’s Investor’s Service during the Extended Standstill Period, shall not limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Committed Lenders or the Administrative Agent under the Credit Agreement, the Policy or any Transaction Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Policy or any Transaction Document, all of which, including the right of the Committed Lenders to cause the Administrative Agent to return the Policy to the Insurer for cancellation as a result of the Insurer failing to maintain a long-term debt rating of BBB+ by Standard and Poor’s Rating Services or Baa1 by Moody’s Investor’s Service after the end of the Extended Standstill Period, are expressly ratified and affirmed in all respects and shall continue in full force and effect. Other than as expressly provided for herein, nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Policy or any Transaction Document in similar or different circumstances.

SECTION 1.02 Restructuring of the SunGard Insured Receivables Facility. The parties hereto agree, during the Extended Standstill Period, to negotiate in good faith a restructuring of the SunGard Insured Receivables Facility. Nothing herein, however, shall obligate the Lenders to agree to, or enter into, any amendments to the Credit Agreement or any other Transaction Document, or any restructuring of the SunGard Insured Receivables Facility, unless such amendments and/or restructuring are satisfactory to each of the Lenders in their sole discretion.

ARTICLE II

AMENDMENTS

SECTION 2.01 Amendments. The Credit Agreement is hereby amended as follows:

(a) Annex A of the Credit Agreement is hereby amended by deleting the definition of the term “Scheduled Early Amortization Date” in its entirety and replacing it with the following:

“Scheduled Early Amortization Date” means the Settlement Date occurring in December 2008.

(b) Annex A of the Credit Agreement is hereby further amended by deleting the definition of the term “Required Lenders” in its entirety and replacing it with the following:

“Required Lenders” means, as of any date of determination, Committed Lenders with 100% of the Commitments; provided, however, that the unused Commitment of any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

ARTICLE III

MISCELLANEOUS

SECTION 3.01 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other customary means of electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 3.02 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 3.03 GOVERNING LAW. (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY TO THIS AGREEMENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED HERETO.

SECTION 3.04 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 3.04 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

SECTION 3.05 Effectiveness. This Agreement shall become effective on the date on which this Agreement shall have been executed and delivered by each of the Insurer, SunGard Funding LLC, SunGard Financing LLC and each of the Lenders.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

SUNGARD FUNDING LLC

by:
SUNGARD FINANCING LLC, its Member

/s/ Eric Erickson
Name:	Eric Erickson
Title:	Vice President and Assistant Secretary

SUNGARD FINANCING LLC

by:	/s/ Eric Erickson
Name:	Eric Erickson
Title:	Vice President and Assistant Secretary

JPMORGAN CHASE BANK, N.A.

by:	/s/ Patrick J. Menichillo
Name:	Patrick J. Menichillo
Title:	Vice President

CITICORP NORTH AMERICA, INC.

by:	/s/ Tom Sullivan
Name:	Tom Sullivan
Title:	Director, VP

DEUTSCHE BANK AG, NEW YORK Branch

by:	/s/ Michael Cheng

Name:	Michael Cheng
Title:	Director

by:	/s/ Sergey Moiseyenko
Name:	Sergey Moiseyenko
Title:	Vice President

FALCON ASSET SECURITIZATION LLC

by:	/s/ Patrick J. Menichillo
Name:	Patrick J. Menichillo
Title:	Vice President

CHARTA, LLC

by:	Citicorp North America, Inc. as Attorney-in-Fact

by:	/s/ Tom Sullivan
Name:	Tom Sullivan
Title:	Director, VP

NANTUCKET FUNDING CORP., LLC

by:	/s/ Lori Gebron
Name:	Lori Gebron
Title:	Vice President

FINANCIAL GUARANTY INSURANCE COMPANY, As Insurer

by:	/s/ Kenneth L. Degen
Name:	Kenneth L. Degen
Title:	Sr. Managing Director

7